UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 9, 2005

Freescale Semiconductor, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32241	20-0443182
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6501 William Cannon Drive West, Austin, Texas		78735
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	512.895.2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 8, 2005, Freescale Semiconductor, Inc. ("Freescale") filed a Form 8-K with respect to the appointment of Krish A. Prabhu to Freescale's Board of Directors. Freescale is filing this amendment to its Form 8-K to announce that on December 9, 2005, Mr. Prabhu was appointed to serve on the Compensation and Leadership Committee of Freescale's Board of Directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Freescale Semiconductor, Inc.

December 14, 2005	By:	/s/ John D. Torres

Name: John D. Torres
Title: Senior Vice President, General Counsel and Secretary